Exhibit 99.2
First Quarter 2023 Investor Presentation May 9, 2023

Cautionary Statements CPI Confidential and Proprietary | Not for distribution 2 Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; a deterioration in general economic conditions, including rising inflation and resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; a disruption or other failure in our supply chain, including as a result of the Russia-Ukraine conflict and with respect to single source suppliers, or the failure or inability of suppliers to comply with our code of conduct or contractual requirements, or political unrest in countries in which our suppliers operate, resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers’ delivery expectations; our failure to retain our existing customers or identify and attract new customers; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; our status as an accelerated filer and complying with Section 404 of the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting; our inability to recruit, retain and develop qualified personnel, including key personnel; the potential effects of COVID-19 and responses thereto on our business, including our supply chain, customer demand, workforce, operations; system security risks, data protection breaches and cyber-attacks; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; our inability to develop, introduce and commercialize new products; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; disruptions in production at one or more of our facilities; defects in our software; environmental, social and governance preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our limited ability to raise capital; problems in production quality, materials and process; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses or unclaimed property, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; costs relating to product defects and any related product liability and/or warranty claims; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; the effects of restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects on the global economy of the ongoing military action by Russia in Ukraine; costs and potential liabilities associated with compliance or failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; the impact of stockholder activism or securities litigation on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in Part I, Item 1A – Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 8, 2023, in Part II, Item 1A – Risk Factors in our Quarterly Report on Form 10-Q and our other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation, all reported on a continuing operations basis: EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, LTM Adjusted EBITDA and Net Leverage Ratio. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation.

CPI Confidential and Proprietary | Not for distribution 3 Agenda 2023 Q1 Highlights 2023 Expectations Strategy Review Financial Review Summary 1 2 3 4 5

2023 Q1 Highlights Strong First Quarter Performance CPI Confidential and Proprietary | Not for distribution 4 Sales and Profit Growth; Margin Expansion; Improved Financial Position • Net Sales increased 8% to $120.9 million ‐ Growth across Debit and Credit portfolio, led by contactless cards; benefits from pricing actions • Net Income increased 81% to $10.9 million • Adjusted EBITDA¹ increased 11% to $25.1 million; Adjusted EBITDA margin¹ increased from 20.2% to 20.7% • Net Leverage Ratio improved to 2.9x at quarter-end 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

CPI Confidential and Proprietary | Not for distribution 5 2023 Expectations Affirmed 2023 Outlook Provided in March Company expects continued growth and share gains in a slower-growth market  Mid-single digit net sales growth  Mid-to-high single digit Adjusted EBITDA¹ growth  Free Cash Flow more than double the 2022 level  Net Leverage Ratio improvement to between 2.5x and 3.0x at year-end Company is monitoring risks from recent banking industry stress, which has resulted in reduced second quarter demand, and taking new actions to drive sales and manage expenses in 2023. 1) We have provided Adjusted EBITDA expectations for 2023 on a non-GAAP basis because certain reconciling items are dependent on future events that either cannot be controlled or cannot be reliably predicted because they are not part of the Company’s routine activities, any of which could be significant.

Strategy Review Key Strategic Priorities CPI Confidential and Proprietary | Not for distribution 6  Deep Customer Focus  Market-Leading Quality Products and Customer Service  Continuous Innovation  Market-Competitive Business Model The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

Financial Review CPI Confidential and Proprietary | Not for distribution 7

First Quarter Financial Highlights

(in millions, except per share data)	Q1'23	Q1'22	% Change
Net Sales	$ 120.9	$ 111.4	8%
Gross Profit	$ 43.1	$ 39.3	10%
% Margin	*35.7%*	*35.3%*	
SG&A	$ 21.1	$ 19.9	6%
Net Income	$ 10.9	$ 6.0	81%
Net Income as a % of sales	*9.0%*	*5.4%*	
Diluted EPS	$ 0.91	$ 0.51	78%
Adjusted EBITDA[1]	$ 25.1	$ 22.5	11%
% Margin [1]	*20.7%*	*20.2%*	

Commentary

- Net Sales increase driven by growth from contactless cards
- Gross Profit margin increase primarily due to operating leverage from higher net sales, including the benefit of price increases, partially offset by inflationary impacts on material costs and expenses related to a staffing model conversion in Prepaid
- Net Income, Adjusted EBITDA[1] and Adjusted EBITDA margin[1] increases driven by operating leverage from higher net sales
- Net Income growth also benefited from lower tax rate and lower interest expense

1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See "Reconciliations of Non-GAAP Financial Measures" at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

cpi CPI Confidential and Proprietary | Not for distribution

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Financial Highlights - Segments ($ in millions) CPI Confidential and Proprietary | Not for distribution 9 Debit and Credit $24.1 $30.0 $92.0 $102.0 Q1 Net Sales & Operating Income 26.2% 29.4% Net Sales Operating Income & Margin 2022 2023 2022 2023 Prepaid Debit Q1 Net Sales & Operating Income 37.0% 27.7% Net Sales Operating Income & Margin $20.4 $19.2 $19.5 $19.1 24.3% $19.5 $19.1 23.4% 2022 2023 $6.0 $3.7 30.7% 19.2% 2022 2023

Balance Sheet, Liquidity, Net Leverage and Cash Flow ($ in millions, except ratios) CPI Confidential and Proprietary | Not for distribution 10 Balance Sheet, Liquidity and Net Leverage Ratio Mar 31, 2023 Dec 31, 2022 Cash on hand 14.2 $ $ 11.0 Available Liquidity1 $ 76 $ 81 Total Debt1 $ 302.0 $ 300.7 Adjusted EBITDA (LTM)2 $ 100.2 $ 97.7 Net Leverage Ratio1 2.9x 3.0x Cash Flow Q1 2023 Q1 2022 Cash provided by operating activities 8.0 $ $ (16.0) Capital Expenditures (4.1) $ $ (3.2) Free Cash Flow2 $ 3.9 $ (19.1) Our capital structure and allocation strategies are focused on maintaining ample liquidity; investing in the business, including strategic acquisitions; de-leveraging the balance sheet; and returning funds to stockholders. 2023 Highlights: • Retired $8 million of 8.625% Senior Notes in the first quarter • Net Leverage Ratio of 2.9x at March 31, 2023 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

CPI Confidential and Proprietary | Not for distribution 11 Strong first quarter performance • Increased net sales • Increased Adjusted EBITDA margin • Improved Free Cash Flow generation • Reduced Net Leverage Affirmed 2023 full year outlook provided in March; monitoring risks from banking industry turmoil and taking responsive actions. Announced appointment of Jeffrey A. Hochstadt as Chief Financial Officer. Remain focused on executing strategies, growing the business, winning market share, increasing cash flow, and reducing net leverage in 2023. Summary

Contact (877) 369-9016 INVESTORRELATIONS@CPICARDGROUP.COM www.CPIcardgroup.com CPI Confidential and Proprietary | Not for distribution 12

Reconciliations of Non-GAAP Financial Measures CPI Confidential and Proprietary | Not for distribution 13 Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization, all on a continuing operations basis. Adjusted EBITDA is presented on a continuing operations basis and is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; estimated sales tax expense, restructuring and other charges; loss on debt extinguishment; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) Represents estimated sales tax expense relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) The Company redeemed a portion of the 8.625% Senior Secured Notes in the first quarters of 2023 and 2022 and expensed the associated portion of the unamortized deferred financing costs. Reconciliation of net income to EBITDA and Adjusted EBITDA: Net income $ 10.9 $ 6.0 Interest expense, net 7.9 6.8 Income tax expense 3.7 2.8 Depreciation and amortization 3.8 3.6 EBITDA $ 24.3 $ 21.2 Adjustments to EBITDA: Stock-based compensation expense $ 0.5 $ 1.0 Sales tax expense (benefit) (1) (0.0) 0.1 Loss on debt extinguishment (2) 0.4 0.1 Foreign currency gain — (0.0) Subtotal of adjustments to EBITDA $ 0.8 $ 1.3 Adjusted EBITDA $ 25.1 $ 22.5 Net income margin (% of net sales) 9.0% 5.4% Net income growth (% change 2023 vs. 2022) 81.2% Adjusted EBITDA margin (% of net sales) 20.7% 20.2% Adjusted EBITDA growth (% change 2023 vs. 2022) 11.2% ($ in millions) Three Months Ended March 31, 2023 2022

Reconciliations of Non-GAAP Financial Measures CPI Confidential and Proprietary | Not for distribution 14 LTM Adjusted EBITDA We define LTM Adjusted EBITDA as adjusted EBITDA (defined previously) for the last twelve months. Free Cash Flow We define Free Cash Flow as cash flow from operating activities less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Reconciliation of net income to LTM EBITDA and Adjusted EBITDA: Net income $ 41.4 $ 36.5 Interest expense, net 29.6 28.5 Income tax expense 12.6 11.7 Depreciation and amortization 15.1 14.9 EBITDA $ 96.7 $ 93.6 Adjustments to EBITDA: Stock-based compensation expense $ 3.1 $ 3.5 Sales tax expense (1) 0.0 0.1 Loss on debt extinguishment (2) 0.5 0.2 Foreign currency loss 0.1 0.1 Subtotal of adjustments to EBITDA $ 3.5 $ 4.1 LTM Adjusted EBITDA $ 100.2 $ 97.7 Last Twelve Months Ended ($ in millions) March 31, 2023 December 31, 2022 Reconciliation of cash provided by operating activities - (GAAP) to Free Cash Flow: Cash provided by (used in) operating activities $ 8.0 $ (16.0) Capital expenditures for plant, equipment and leasehold improvements (4.1) (3.2) Free Cash Flow $ 3.9 $ (19.1) Three Months Ended March 31, 2023 2022 ($ in millions) (1) Represents estimated sales tax expense relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) The Company redeemed a portion of the 8.625% Senior Secured Notes in the last twelve months ended March 31, 2023 and December 31, 2022, respectively, and expensed the associated portion of the unamortized deferred financing costs.

Supplemental Financial Measures CPI Confidential and Proprietary | Not for distribution 15 Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Senior Notes $ 277.0 $ 285.0 ABL revolver 13.0 5.0 Finance lease obligations 12.0 10.7 Total Debt 302.0 300.7 Less: Cash and cash equivalents (11.0) (14.2) Total Net Debt (a) $ 287.9 $ 289.7 LTM Adjusted EBITDA (b) $ 100.2 $ 97.7 Net Leverage Ratio (a)/(b) 3.0 2.9 March 31, 2023 December 31, 2022 ($ in millions) As of